SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 20, 2006
Date of report (Date of earliest event reported)
HUTCHINSON TECHNOLOGY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-14709	41-0901840

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E.,
Hutchinson, Minnesota	55350

(Address of Principal Executive Offices)	(Zip Code)
(320) 587-3797
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 20, 2006, we issued a press release presenting our results of operations for the fiscal quarter ended June 25, 2006, which is furnished as Exhibit 99.1 hereto.
The press release regarding our results of operations for the fiscal quarter ended June 25, 2006 includes presentations of non-GAAP financial measures of (i) net income and net income per share for fiscal 2006 periods excluding an increase to operating income of $5,000,000 resulting from the resolution of a dispute with a former supplier and (ii) net income and net income per share for fiscal 2005 periods excluding a tax benefit resulting from a refund, with interest, of certain Minnesota corporate income taxes paid for the years 1995 through 1999 and the reversal of a related tax reserve, offset in part by an adjustment to the carrying value of net operating loss carryforwards. For each non-GAAP measure, the press release also provides the most directly comparable GAAP measure and a reconciliation of the non-GAAP measure to the GAAP measure. Management believes that the non-GAAP measures provide useful information to investors regarding our results of operations and financial condition because they eliminate unusual items impacting earnings and facilitate a more meaningful comparison and understanding of our operating performance for the current, past and future periods. Management uses these non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance.
Also on July 20, 2006, we held a conference call for investors regarding our results of operations for the fiscal quarter ended June 25, 2006. A transcript of that conference call is furnished as Exhibit 99.2 hereto.
Item 8.01 Other Events.
On July 20, 2006, we issued a press release regarding U.S. Food and Drug Administration clearance for the InSpectra™ StO2 Tissue Oxygenation Monitor, which is filed as Exhibit 99.3 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release dated July 20, 2006 regarding results of operations for the fiscal quarter ended June 25, 2006
99.2 Transcript of July 20, 2006 conference call regarding results of operations for the fiscal quarter ended June 25, 2006
99.3 Press Release dated July 20, 2006 regarding U.S. Food and Drug Administration clearance for the InSpectra™ StO2 Tissue Oxygenation Monitor

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED
Date: July 24, 2006	/s/ John A. Ingleman
	Name:	John A. Ingleman
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

99.1	Press Release dated July 20, 2006 regarding results of operations for the fiscal quarter ended June 25, 2006	Filed Electronically

99.2	Transcript of July 20, 2006 conference call regarding results of operations for the fiscal quarter ended June 25, 2006	Filed Electronically

99.3	Press Release dated July 20, 2006 regarding U.S. Food and Drug Administration clearance for the InSpectra™ StO2 Tissue Oxygenation Monitor	Filed Electronically